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                                                                      Exhibit 24

                             RUBBERMAID INCORPORATED

                                POWER OF ATTORNEY

                  The undersigned, an officer or director, or both an officer and director, of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Amended and Restated 1989 Stock Incentive and Option Plan, hereby constitutes and appoints Wolfgang R. Schmitt, George C. Weigand and James
A. Morgan, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 8, 1997.







/s/ Wolfgang R. Schmitt             Director, Chairman of the Board and
------------------------------      Chief Executive Officer
Wolfgang R. Schmitt                 (Principal Executive Officer)


/s/ George C. Weigand               Senior Vice President and
------------------------------      Chief Financial Officer
George C. Weigand                   (Principal Financial & Accounting Officer)


/s/ Tom H. Barrett                  Director
------------------------------
Tom H. Barrett

/s/ Charles A. Carroll              Director
------------------------------
Charles A. Carroll

/s/ Scott S. Cowen                  Director
------------------------------
Scott S. Cowen


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/s/ Robert O. Ebert                 Director
------------------------------
Robert O. Ebert

/s/ Robert M. Gerrity               Director
------------------------------
Robert M. Gerrity

/s/ Karen N. Horn                   Director
------------------------------
Karen N. Horn

/s/ William D. Marohn               Director
------------------------------
William D. Marohn

/s/ Steven A. Minter                Director
------------------------------
Steven A. Minter

/s/ Jan Nicholson                   Director
------------------------------
Jan Nicholson

/s/ Paul G. Schloemer               Director
------------------------------
Paul G. Schloemer